UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2022

SKYX PLATFORMS CORP.

(Exact name of Registrant as Specified in its Charter)

Florida	001-41276	46-3645414
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2855 W. McNab Road

Pompano Beach, Florida 33069

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (855) 759-7584

SQL Technologies Corp.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	SKYX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 14, 2022, SQL Technologies Corp. (the “Company”) changed its corporate name to SKYX Platforms Corp. (the “Name Change”), pursuant to an amendment to its Articles of Incorporation, as amended to date (the “Articles of Amendment”), filed with the Division of Corporations of the Florida Department of State, effective immediately. The Company also amended and restated its Bylaws (the “Amended Bylaws”) on June 14, 2022 to reflect the Name Change. Other than the Name Change, there were no changes to the Company’s Articles of Incorporation or Bylaws. Copies of the Articles of Amendment and the Amended Bylaws are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

The Company’s common stock will continue to trade on The Nasdaq Stock Market LLC under the ticker symbol “SKYX,” and the CUSIP number for the common stock will remain 78471E105. Outstanding stock certificates for shares of the Company continue to be valid and need not be exchanged.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”) on June 14, 2022, at 10:00 a.m. Eastern Time, at 2855 W. McNab Road, Pompano Beach, Florida 33069. At the Annual Meeting:

1.	Rani R. Kohen, Nancy DiMattia, Gary N. Golden, Efrat L. Greenstein Brayer, Phillips S. Peter, Thomas J. Ridge, Dov Shiff, and Leonard J. Sokolow were elected to serve as directors until the next annual meeting of stockholders or until their successors have been duly elected and qualified.

2.	The Articles of Amendment to effect the Name Change were approved.

3.	The appointment of M&K CPAS, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 was ratified.

4.	The compensation of the Company’s named executive officers was approved on an advisory, non-binding basis.

5.	Stockholders approved, on an advisory, non-binding, basis, “one year” for the frequency of future advisory votes on the compensation of our named executive officers.

The voting results for each such matter were as follows:

1.	Election of Directors:

Nominee	For	Withheld	Broker Non-Votes
Rani R. Kohen	44,851,804	169,014	903,606
Nancy DiMattia	45,008,004	12,814	903,606
Gary N. Golden	45,016,809	4,009	903,606
Efrat L. Greenstein Brayer	45,016,790	4,028	903,606
Phillips S. Peter	45,007,990	12,828	903,606
Thomas J. Ridge	45,016,804	4,014	903,606
Dov Shiff	44,851,785	169,033	903,606
Leonard J. Sokolow	44,851,809	169,009	903,606

2.	Approval of the Articles of Amendment to Effect the Name Change:

For	Against	Abstain	Broker Non-Votes
45,924,401	9	14	—

3.	Ratification of M&K CPAS, PLLC as the Independent Registered Public Accounting Firm:

For	Against	Abstain	Broker Non-Votes
45,750,610	173,809	5	—

4.	Advisory, Non-Binding Vote on Executive Compensation:

For	Against	Abstain	Broker Non-Votes
44,691,294	329,519	5	903,606

5.	Advisory, Non-Binding Vote on the Frequency of Advisory Votes on Executive Compensation:

1 Year	2 Years	3 Years	Abstain
45,005,619	14,810	209	180

In light of the outcome of the stockholder vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers and its previous recommendation, the Board of Directors has determined to hold the advisory vote on the compensation of the Company’s named executive officers annually until the next required vote on the frequency of such votes. Accordingly, the next stockholder advisory vote on executive compensation is expected to be held at the Company’s 2023 Annual Meeting of Stockholders. The next advisory vote on the frequency of future advisory votes on executive compensation is required to occur no later than the Company’s 2028 Annual Meeting of Stockholders.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description
3.1	Articles of Amendment to the Articles of Incorporation of the Company (effective June 14, 2022).
3.2	Second Amended and Restated Bylaws of the Company (effective June 14, 2022).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKYX PLATFORMS CORP.

Date: June 14, 2022	By:	/s/ John P. Campi
	Name:	John P. Campi
	Title:	Chief Executive Officer